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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 4, 1998



                           FUSION SYSTEMS CORPORATION
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)



   Delaware                   0-23628                     52-0915080
---------------            -------------             -------------------
(State or other             (Commission               (I.R.S. Employer
jurisdiction of             File Number)             Identification No.)
incorporation)



    Cleveland, Ohio                                           44114
----------------------                                -------------------
(Address of principal                                       (Zip Code)
executive offices)



                                   (216) 523-5000
                       ---------------------------------
                         Registrant's telephone number,
                               including area code


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Item 4.  Changes in Registrant's Certifying Accountant.
------   ---------------------------------------------

On August 5, 1997, Eaton Corporation ("Eaton") acquired 100% of the outstanding shares of Fusion Systems Corporation ("Registrant"). At the time of the acquisition, Registrant's independent public accountant was the firm of Arthur Andersen LLP. Eaton's independent auditors are Ernst & Young LLP. As a result of its acquisition by Eaton and in order to achieve efficiency and cost savings, Registrant has replaced Arthur Andersen LLP as its auditors and has appointed Ernst & Young LLP as successor.

         The following information is required under S-K Item 304(a):

         (1) (i) Arthur Andersen LLP was dismissed as Registrant's independent auditor by action of the Board of Directors on March 4, 1998. The action is effective with respect to the audit for the year 1997.

                  (ii) The reports of Registrant's former principal accountants on the financial statements for both years 1995 and 1996 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The decision to change independent accountants was approved by Registrant's Board of Directors.

                  (iv) During the years 1995, 1996 and all subsequent interim periods prior to the dismissal date, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

                  (v) None of the events described in S-K Item 304(a)(1)(v) have occurred.

         (2) The new independent auditors for Registrant are Ernst & Young LLP, commencing with an audit for the year ended December 31, 1997. None of the events described in S-K Item 304(a)(2)(i) or
                  (ii) have occurred or are applicable.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         Listed below are the exhibits filed as part of this report:

                           S-K Exhibit Item 16 (Letter re Change in Certifying Accountant)(Letter from Arthur Andersen LLP dated March 9, 1998)


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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              FUSION SYSTEMS CORPORATION


                                              By  /s/ E. R. Franklin
                                                --------------------
                                                  E. R. Franklin
                                                  Vice President and Secretary

Date:  March 9, 1998


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                 Current Report on Form 8-K dated March 4, 1998

                           Fusion Systems Corporation


                                  EXHIBIT INDEX
                                  -------------

                               Exhibit Description
                               -------------------


S-K Exhibit
Number                              Description                  Period or Dates
------                              -----------                  ---------------

16                            Letter from Arthur Andersen         March 4, 1998
                              LLP dated March 9, 1998



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